SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                               SCHEDULE 14A

             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

             RYMAC MORTGAGE INVESTMENT CORPORATION
           (Name of Registrant as Specified in Its Charter)

                      COMMISSION FILE NUMBER 1-10001

                         NOT APPLICABLE
              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
    6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transactions applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    (4) Proposed maximum aggregate value of transaction:

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previously paid:

    (2) Form, schedule or registration statement no.:

    (3) Filing party:

    (4) Date filed:

RYMAC MORTGAGE INVESTMENT CORPORATION

500 Market Street
Suite 600
Steubenville, Ohio  43952
(614) 284-6960
                                                  April 20, 1994


To Our Stockholders:

      You are cordially invited to attend the 1994 Annual Meeting of Stockholders of RYMAC Mortgage Investment Corporation to be held at the Embassy Suites Hotel, 550 Cherrington Parkway, Coraopolis, Pennsylvania 15108 on May 25, 1994, at 10:00 a.m., Eastern Daylight time.

      The formal notice of the meeting and a proxy statement describing the matters to be acted upon at the meeting follow.
Stockholders are also entitled to vote on any other matter which properly comes before the meeting.

      While many of our stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the meeting even if you are unable to attend. All that is necessary is to mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed postage-paid envelope as soon as conveniently possible but, in any event, early enough to ensure receipt prior to the meeting. If you desire to vote in accordance with management's recommendations, you need not mark your votes on the proxy but need only sign, date and return it in the enclosed postage-paid envelope in order to record your vote.

      STOCKHOLDERS CAN HELP MANAGEMENT AVOID UNNECESSARY EXPENSE AND DELAYS BY IMMEDIATELY RETURNING THE ENCLOSED PROXY CARD. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM OR NOMINEE, ONLY THEY CAN EXECUTE A PROXY ON YOUR BEHALF. TO ENSURE THAT YOUR
SHARES ARE VOTED, WE URGE YOU TO TELEPHONE THE INDIVIDUAL RESPONSIBLE FOR YOUR ACCOUNT TODAY AND OBTAIN INSTRUCTIONS ON HOW
TO DIRECT HIM OR HER TO EXECUTE A PROXY. THE BUSINESS OF THE MEETING IS IMPORTANT TO THE COMPANY AND CANNOT BE TRANSACTED UNLESS A MAJORITY OF THE OUTSTANDING SHARES ARE REPRESENTED.

      PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY CARD IN THE
ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

Sincerely,



Richard R. Conte                              Ronald L. Temple
Chairman of the Board                         President

                   RYMAC MORTGAGE INVESTMENT CORPORATION
                             500 Market Street
                                 Suite 600
                         Steubenville, Ohio  43952
                              (614) 284-6960
                           ---------------------
                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              May 25, 1994
                           ---------------------

To Our Stockholders:

      Notice is hereby given that the 1994 annual meeting of stockholders of RYMAC Mortgage Investment Corporation (the "Company") will be held on May 25, 1994 at 10:00 a.m., Eastern Daylight time, at the Embassy Suites Hotel, 550 Cherrington Parkway, Coraopolis, Pennsylvania 15108, for the following purposes:

      (1) to elect  eight (8) directors to comprise the Company's
          Board of Directors, each to serve a one-year term expiring at the 1995 annual meeting of stockholders of the Company;

      (2) to ratify the appointment of the firm of Kenneth Leventhal & Company as auditors for the Company for the year ending December 31, 1994; and

      (3) to consider and act upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

The foregoing matters are described in more detail in the proxy statement which is attached hereto and made a part hereof.

      Only stockholders of record at the close of business on April 8, 1994, the record date, will be entitled to receive notice of and to vote at the meeting.

      Management desires to have maximum representation at the meeting and respectfully requests that you date, execute and promptly mail the enclosed proxy in the postage-paid envelope provided. A proxy may be revoked by a stockholder by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later dated proxy, or by attending the meeting and voting in person.



                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  Myrna J. Lea
                                  Secretary


Dated:  April 20, 1994

                   RYMAC MORTGAGE INVESTMENT CORPORATION
                             500 Market Street
                                 Suite 600
                         Steubenville, Ohio  43952
                              (614) 284-6960
                           ---------------------
                              PROXY STATEMENT
                      ANNUAL MEETING OF STOCKHOLDERS
                               May 25, 1994
                           ---------------------



To Our Stockholders:

      This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board of Directors") of RYMAC Mortgage Investment Corporation (the "Company") of proxies to be used and voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Embassy Suites Hotel, 550 Cherrington Parkway, Coraopolis, Pennsylvania 15108 on May 25, 1994 at 10:00 a.m., Eastern Daylight time, and at any adjournment thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are first being provided to stockholders on or about April 20, 1994.

                            GENERAL INFORMATION

The Company's Business

      The Company is a real estate investment trust ("REIT") that commenced operations in September 1988 following consummation of its initial public offering. Effective April 1, 1992, the Company began to operate on a self-managed basis. The Company had previously contracted with an outside manager to handle the business affairs of the Company.

Solicitation

      The enclosed proxy is solicited by the Board of Directors. In addition to the use of the mails, proxies may be solicited, personally or by telephone or telegraph, by directors and officers of the Company, who will not receive additional compensation therefor. Additionally, the Company has engaged the firm of Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586, to conduct proxy solicitations on its behalf at an approximate cost of $4,000 plus reasonable out-of-pocket expenses. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"), and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The expenses of the proxy solicitation will be paid by the Company.

Voting Rights and Votes Required

      Holders of shares of the Common Stock at the close of business on April 8, 1994 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 5,210,600 shares of Common Stock were outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters presented at the Meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the Meeting, and no business (other than adjournment of the Meeting) can be conducted unless a quorum is present in person or by proxy.

      Abstentions will be counted as shares present in determining the presence of a quorum for a particular matter but will not be counted as votes cast in determining the approval of any matter by the stockholders. If a broker or other record holder or nominee indicates on a proxy that it does not have authority to vote certain shares on a particular matter or does not return proxies for certain shares, those shares will not be counted as either present for purposes of determining a quorum or as votes cast in determining the approval of any matter by the stockholders.

      In the election of directors (Proposal No.1), the eight (8) nominees who receive a majority of votes cast by stockholders of record on the Record Date and present at the Meeting, in person or by proxy, will be elected to serve on the Board of Directors. Cumulative voting in the election of directors is not permitted.

Voting of Proxies

      Shares of Common Stock represented by all properly executed proxies received prior to the Meeting will be voted in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted
(i) FOR the election as directors of the nominees named herein and
(ii) FOR the ratification of the appointment of the auditors named herein.

      The management of the Company and the Board of Directors know of no matters to be brought before the Meeting other than as set forth herein. However, if any other matter is properly presented to the stockholders for action, it is the intention of the proxy holders named in the enclosed proxy to vote at their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Revocability of Proxy

      A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before the authority granted thereby is exercised. A proxy may be revoked (i) by delivering a written statement to the Secretary of the Company that the proxy is revoked, (ii) by presenting to the Company a later dated proxy at any time before the authority granted in the original proxy is exercised or (iii) by attending the Meeting and voting in person.

Annual Report

      The Company's 1993 Annual Report to Stockholders (including financial statements for the year ended December 31, 1993), which accompanies this Proxy Statement, contains financial and other information about the activities of the Company. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1993, which was filed with the Securities and Exchange Commission on March 29, 1994, may be obtained by stockholders without charge by writing to Ms. Myrna J. Lea, the Secretary of the Company, at 500 Market Street, Suite 600, Steubenville, Ohio
43952.

                  ELECTION OF DIRECTORS (Proposal No. 1)

      The Board of Directors currently consists of eight (8) members, all of whom were elected by the stockholders at the 1993 annual meeting of stockholders. Edward S. Babbitt, Jr., Joseph P. Berghold, Spencer B. Burke, James C. Chaplin IV, Richard R. Conte, Malcolm M. Prine, Ronald L. Temple and Hay Walker IV are the directors of the Company.

      Except in the case of vacancies, directors of the Company are elected by the stockholders to hold office until the election and qualification of their successors at the next annual meeting of stockholders or until their earlier resignation, death, disqualification or removal from office. The By-laws of the Company require that, except in the case of a vacancy, a majority of the members of the Board of Directors and each committee thereof must not be employed by, or otherwise affiliated with, the Company or any person or entity responsible for directing and performing the day-to-day business affairs of the Company (the "Unaffiliated Directors"). As of the date of this Proxy Statement, Messrs. Babbitt, Berghold, Burke, Chaplin, Prine, and Walker are the Unaffiliated Directors.

      During 1993, four regular meetings of the Board of Directors were held. The Company paid annual directors' fees of $6,250 to each Unaffiliated Director, reflecting a reduction in the annual fee from $10,000 per year to $5,000 per year effective with the second quarter of 1993. The Company also paid a fee of $750 to each Unaffiliated Director for each meeting of the Board of Directors or independently conducted committee meeting attended, and a fee of $250 to each Unaffiliated Director for each special meeting or committee meeting held in conjunction with a regular meeting of the Board of Directors attended.

						Effective with the second quarter of 1994, the Board further reduced the total fees paid to Unaffiliated Directors to $1.00 per year.  Unaffiliated Directors continue to be reimbursed for reasonable costs incurred in conjunction with attendance at all such meetings.
During 1993, directors who were not Unaffiliated Directors were not separately compensated but were reimbursed for reasonable costs and expenses incurred in attending regular or special meetings of the
Board of Directors or any committee thereof.

      The Board of Directors has standing Executive, Audit and Compliance, and Compensation Committees. The members of the Executive Committee are Messrs. Chaplin, Conte, Prine, Temple, and Walker. The Executive Committee acts on behalf of the entire Board of Directors between meetings of the Board of Directors. During

1993, the Executive Committee held one meeting.

      The members of the Audit and Compliance Committee are Messrs. Burke, Prine and Walker. The Audit and Compliance Committee reviews and approves the scope of the annual audit undertaken by the Company's independent certified public accountants and meets with them to review and inquire as to audit functions and other financial matters and to review the year-end audited financial statements. In connection with the internal accounting controls of the Company, the Audit and Compliance Committee reviews internal audit procedures and reporting systems. During 1993, the Audit and Compliance Committee held two meetings.

      The members of the Compensation Committee consist of Messrs. Babbitt, Burke, Chaplin and Walker. The Compensation Committee is responsible for 1) establishing base salary levels for the executive officers of the Company, 2) formulating incentive bonus programs on an annual basis that reward the Company's employees in relationship to the Company's current and future success, and 3) establishing employee benefit programs for all employees necessary to retain qualified personnel. Although the Compensation Committee did not hold separate meetings in 1993, its members worked with the full Board of Directors and the Executive Committee to modify the Company's compensation policies to take account of the Company's performance and financial condition (see Report of the Compensation Committee and Board of Directors).

      During 1993, each director attended at least 83% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

      At the Meeting, eight (8) directors are to be elected by the stockholders for a one-year term expiring at the 1995 annual meeting of stockholders. Messrs. Babbitt, Berghold, Burke, Chaplin, Conte, Prine, Temple and Walker are the nominees of the Board of Directors for election as directors. The management of the Company and the Board of Directors are not aware of any reason that would cause any of the nominees to be unavailable to serve as a director should they be elected at the Meeting. If any of the nominees should become unavailable for election, discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors.

      The Board of Directors recommends a vote FOR the election of Messrs. Babbitt, Berghold, Burke, Chaplin, Conte, Prine, Temple and Walker as directors.

      Certain information with respect to the nominees for election as directors and the executive officers of the Company, furnished in part by each such person, appears below.

              DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

      The directors and executive officers of the Company are as follows:

                  Name                  Age            Position(s) Held
          Edward S. Babbitt, Jr.         50        Director

          Joseph P. Berghold             56        Director

          Spencer B. Burke               46        Director

          James C. Chaplin IV            61        Director

          Richard R. Conte               46        Chairman of the Board of
                                                   Directors;
                                                   Chief Executive Officer;
                                                   Principal Financial Officer

          Myrna J. Lea                   34        Vice President;
                                                   Secretary

          Malcolm M. Prine               64        Director


          Ronald L. Temple               56        Director; President;
                                                   Chief Operating Officer

          Hay Walker IV                  62        Director


      Edward S. Babbitt, Jr. has been a director of the Company since August 8, 1988. Since July 1970, he has been employed by Avatar Investors Associates Corporation, an investment advisory services firm, and currently serves as its President, Chief Investment Officer and a director. Mr. Babbitt is a director of Zweig Securities Advisory Services, Inc. He is a general partner of B.K. Partners and Vice President and a director for The Zweig Fund, Inc., The Zweig Total Return Fund, Inc. and Zweig Advisors, Inc.

      Joseph P. Berghold has been a Director since the Company's organization. From July 1988 to March 1992, he had been the Company's Chairman and President. He is currently President of Home Fashions, Inc. From 1983 to 1992, he had been Senior Vice President and Chief Financial Officer of Ryan Homes, Inc., a homebuilder. Mr. Berghold also served as Executive Vice President and Chief Financial Officer of NVR, L.P. ("NVR"), which is a publicly owned Virginia limited partnership engaged in the construction and sale of single-family residential housing, and Chief Executive Officer of NVR's Financial Services Group until April 1992.

      Spencer B. Burke has been a director of the Company since August 8, 1988. Since March 1987, he has been a principal of Edward D. Jones & Co., an investment banking firm. Prior to that time he was a partner of Bryan, Cave, McPheeters & McRoberts, a law firm with principal offices located in St. Louis, Missouri.

      James C. Chaplin IV has been a director of the Company since August 8, 1988. Since April 1982, Mr. Chaplin has been Chairman of the Board of Directors and Treasurer of Chaplin-Mullaugh Incorporated, a Sewickley, Pennsylvania investment services firm. Mr. Chaplin currently serves as a member of various professional securities organizations and board member of various local government and civic organizations.

      Richard R. Conte has been a director of the Company since its organization and its Chairman, Chief Executive Officer and Principal Financial Officer since April 1, 1992. Prior to April 1992, Mr. Conte was employed by Westinghouse Financial Services, Inc., the financial services subsidiary of Westinghouse Electric Corporation, as Senior Vice President of Thrift & Mortgage Investments. In connection with this employment, he was made President and Chief Executive Officer of Lexington Homes, Inc., an Illinois based homebuilder, in January 1992, and President and Chairman of Westinghouse Savings Corporation, Westinghouse's savings bank holding company, in August 1990. From July 1988 to February 1, 1990, Mr. Conte served as a Vice President of the Company. From December 1986 to February 1, 1990, Mr. Conte served as Vice President of Finance and Treasurer of NVR.

      Myrna J. Lea has been a Vice President of the Company since March 1989, and since April 1992 an employee and the Secretary of the Company. From June 1987 to April 1992, she had been employed by Ryan Securities, Inc., an indirect, wholly owned subsidiary of NVR, as a finance associate.

      Malcolm M. Prine has been a director of the Company since May 1992. Mr. Prine has been self-employed while acting as a consultant for the last seven years. He is currently a director of Equitable Resources, a natural gas utility company, and PA Capital Bank, a Pennsylvania commercial bank serving small businesses and individuals. He formerly was a director of PNC Financial Corporation and H. H. Robertson (now known as Robertson-Ceco).

      Ronald L. Temple has been a director of the Company since its organization. Effective April 1, 1992 he became the Company's
President and Chief Operating Officer.   Mr. Temple had been a Vice
President of the Company from July 1988 to March 1992. Mr. Temple had served as President of Ryan Securities, Inc. from April 1984 to April 1992.

      Hay Walker IV has been a director of the Company since August 8, 1988. He is currently retired. From 1981 to 1992, Mr. Walker had been Executive Vice President of Dollar Bank. Mr. Walker is Chairman of the Board of Directors of the Western Pennsylvania Development Credit Corporation and a director of Dollar Finance, Inc. He is also a member of the Financial Institutions Marketing Society of America, the Pittsburgh Society of Financial Analysts, the Pittsburgh Security Traders Association and the Bond Club of Pittsburgh.

      Each officer of the Company serves for a term of one year or until his successor has been elected and qualified. There are no family relationships among any of the directors and officers of the Company.

Other Business Relationships

      The Company and NVR Mortgage Management Partnership (the "Former Manager") had been parties to a Management Agreement, which provided that the Former Manager, through its managing partner, NVR Mortgage Management, Inc., would assist the Company in formulating investment strategies and in managing the Company's day-to-day affairs. The Management Agreement expired on March 31, 1992.

      Certain of the Company's current investments are held by RYMAC Mortgage Investment I, Inc., a wholly owned, limited purpose finance subsidiary of the Company, which purchased such investments from Ryan Mortgage Acceptance Corporation IV ("RYMAC IV"), an affiliate of the Former Manager, pursuant to certain Purchase Agreements (each a "Purchase Agreement") all of which were approved by the Unaffiliated Directors. Pursuant to each Purchase
Agreement, the Company is obligated to make certain continuing payments to RYMAC IV for services rendered by RYMAC IV relating to the administration of CMOs. During 1993, the Company incurred obligations to RYMAC IV aggregating $43,000 for such administrative service.


                         OWNERSHIP OF COMMON STOCK

      The table below sets forth, as of April 1, 1994, the number of shares of Common Stock beneficially owned by each director of the Company and the number of shares beneficially owned by all of the Company's directors and executive officers as a group. The information concerning the persons set forth below was furnished in part by each such person. To the Company's knowledge, no person beneficially owned, as of April 1, 1994, more than five percent of the outstanding shares of Common Stock.

                Name of           Amount and nature of         Percent of
           beneficial owner       beneficial ownership (1)        class

          Edward S. Babbitt, Jr.              6,000                *

          Joseph P. Berghold                 21,700(2)             *

          Spencer B. Burke                        0                *

          James C. Chaplin IV                 1,042                *

          Richard R. Conte                    6,200(3)             *

          Malcolm M. Prine                   31,011(4)             *

          Ronald L. Temple                   18,870(5)             *

          Hay Walker IV                       3,100(6)             *

          All directors, nominees
          and executive officers
          as a group (9 persons)             88,973               1.7%

* Less than 1% of the outstanding shares of Common Stock

      (1) Includes, where applicable, shares of Common Stock owned of record by such person's minor children and spouse and by other related individuals and entities over whose

							   shares such person has custody, voting control or power of disposition.

      (2) Includes 1,000 shares of Common Stock in a custodial account beneficially owned by Mr. Berghold's son, Myles Berghold, as to which shares Mr. Berghold disclaims beneficial ownership and 2,500 shares owned by Mr. Berghold's wife, Kay Rose Binder Berghold.

      (3) Includes 4,000 shares of Common Stock in an irrevocable insurance trust account beneficially owned by Mr. Conte's son, Jerrod R. Conte, as to which shares Mr. Conte disclaims beneficial ownership.

      (4) Includes 1,011 shares of Common Stock beneficially owned by Mr. Prine's wife, Barbara Prine, as to which shares Mr. Prine disclaims beneficial ownership.

      (5) Includes 1,245 shares of Common Stock beneficially owned in a custodial account for Mr. Temple's son, David C. Temple, of which Mr. Temple's wife, Joan C. Temple, is the custodian and as to which shares Mr. Temple disclaims beneficial ownership, 23 shares owned directly by son, David C. Temple, and 625 shares owned directly by wife, Joan C. Temple.

      (6) Includes 100 shares of Common Stock beneficially owned by Mr. Walker's wife, Helen Walker, as to which shares Mr.
          Walker disclaims beneficial ownership.

                          EXECUTIVE COMPENSATION

      The following Summary Compensation Table sets forth information with respect to the compensation on the Company's CEO and its other most highly paid executive officer for 1992 and 1993.

Summary Compensation Table

         Name and            Annual Compensation            All Other
      Principal Position     Year(1)   Salary($)         Compensation($)(4)
      _____________________________________________________________________
      Richard R. Conte       1993       133,750                4,013
      (Chairman and CEO)     1992        93,334(2)             2,800

      Ronald L. Temple       1993       118,750                3,563
      (President and COO)    1992        93,751(3)             2,814


(1) Prior to April 1, 1992, the Company contracted with the Former Manager for management services as to the day-to-day functions of the Company. The executive officers of the Company received no compensation from the Company until it became self-managed.


(2)   Represents compensation for eight months of 1992 service.

(3)   Represents compensation for nine months of 1992 service.

(4) Numbers presented represent the Company's matching contribution under its SEP-IRA plan, a defined contribution plan intended to qualify under the Internal Revenue Code of 1986, as amended.

Report of Compensation Committee and Board of Directors

      On April 1, 1992, the Company converted to a self-managed entity. Prior to such date, the Company was managed by the Former Manager on the basis of a fee arrangement that was based to a large extent on the Company's taxable income as determined pursuant to the Internal Revenue Code of 1986, as amended.

      In becoming self-managed, the Company established a Compensation Committee of its Board of Directors (the "Committee") composed of four independent non-employee directors. The Committee is responsible for approval of base compensation levels for the executive officers of the Company, the establishment of an Annual Incentive Bonus Plan for all executive officers and the establishment of other Company paid benefit programs.

      The Committee's membership includes individuals with extensive experience in a number of financial services industry sectors, i.e., banking, funds management, investment banking and brokerage services. Accordingly, the Committee is aware of relevant levels of compensation existent in the marketplace for executives with the educational background, experience and training necessary to the success of the Company. Using this experience, the Committee established, simultaneously with the commencement of self-management, base compensation levels for its executive officers, including the CEO, which remained in effect until September 30, 1993. Effective October 1, 1993, the Board of Directors (together with each of the members of the Committee), approved Management's recommendation to reduce the CEO's compensation by 18% to take account of the Company's performance, financial condition and as part of a general effort to reduce operating expenses. Similarly, effective October 1, 1993, the Board of Directors (together with each of the members of the Committee) approved a reduction in the base compensation of all other executive officers by 14% to 21% to take account of the same considerations used in determining the CEO's compensation. Such reductions continue for 1994.

      Since its inception in 1988, the Company has maintained a philosophy that compensation should be directly linked to performance in the form of stockholder dividends. As a result of this philosophy, the fees paid the prior third party manager were heavily weighted to the level of taxable income which represents a proxy for dividends.

      The same philosophy has been maintained in regard to the Company's Incentive Bonus Plans. The Committee approved during 1992 Incentive Bonus Plans that provide for incentive compensation based upon 1) the achievement of taxable earnings levels and 2) the achievement of other specific financial goals that provide for the continued long-term success of the Company. The taxable earnings portion of the Incentive Bonus Plan would have begun to pay bonuses at a reasonable level of taxable income and reached its maximum level at taxable income levels at or above historical performance levels. Upon the consummation of certain securities offerings, amounts measured as a percentage of the dollar amount of securities issued were to be made available in an additional bonus pool for employees. For 1992, the achievement of historical taxable income levels and the other specific financial goals could have resulted in incentive bonus payments to executive officers of approximately two-thirds of their base salaries. However, no incentive bonus payments were made. The Committee did not adopt a bonus program for 1993 based on taxable earnings. However, the program established in 1992 based on specific financial goals remained in effect for 1993 but no incentive bonus payments were made. The Committee did not adopt an incentive bonus program for 1994.

Compensation Committee:                 Board of Directors:
James C. Chaplin IV, Chairman           Richard R. Conte, Chairman
Edward S. Babbitt, Jr.                  Edward S. Babbitt, Jr.
Spencer B. Burke                        Joseph P. Berghold
Hay Walker IV                           Spencer B. Burke
                                        James C. Chaplin, IV
                                        Malcolm M. Prine
                                        Ronald L. Temple
                                        Hay Walker, IV

Performance Graph

                            Periods Ending (1)
                9-22-88  1-15-89  1-12-90  1-14-91  1-13-92  1-15-93   1-24-94
______________________________________________________________________________
RYMAC            100         79       89     113       186     107        28
LB Index         100        104      121     129       153     168       199
Peer Group (2)   100         78       58      76       121      58        36
S&P 500          100        106      126     116       154     162       175

      (1) The measurement dates of 1-15-89, 1-12-90, 1-14-91, 1-13-
          92, 1-15-93 and 1-24-94 represent the Company's dividend distribution date applicable in each case to the fourth quarter of the prior fiscal year.

      (2) The Company's Peer Group consists of three companies whose primary business activities most closely resemble the activities of the Company, i.e., investments in mortgage derivative securities and mortgage related investments. The three Peer Group Companies are: a) ASR Investment Corporation (American Stock Exchange Symbol: ASR), b) Homeplex Mortgage Investment Corporation (New York Stock Exchange Symbol: HPX) and c) TIS Mortgage Investment Corporation (New York Stock Exchange Symbol: TIS).

      Set forth above is a line graph comparing the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total return of the Lehman Brothers Long Maturity Treasury Index which measures the total return on all U.S. Treasuries of 10-year maturity or longer ("LB Index"), the Standard and Poor's 500 Stock Index ("S&P 500") and a three company peer group representative of entities involved in similar businesses to that of the Company. The graph assumes $100 invested on September 22, 1988 (the Company's inception) in a) the weighted Common Stock of the Peer Group members, b) the LB Index, c) the S&P 500 and d) the Company's shares. In each case the returns assume reinvestment of all dividends. The Company's 1993 Proxy Statement included a peer group of four companies. During 1993, one of the peer companies (Asset Investors Corporation, New York Stock
Exchange: AIC) changed the nature of its business to a substantial degree. As a result, that company was removed from the peer group entirely. All peer group figures have been adjusted accordingly beginning with 9-22-88.


                RATIFICATION OF APPOINTMENT OF INDEPENDENT
               CERTIFIED PUBLIC ACCOUNTANTS (Proposal No. 2)

      The Board of Directors has appointed the firm of Kenneth Leventhal & Company, which was engaged as the Company's auditor for the period ended December 31, 1993, to audit the financial statements of the Company for the year ending December 31, 1994.
A representative of Kenneth Leventhal & Company is expected to be present at the Meeting and, if so, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

      In accordance with a resolution of the Board of Directors, the appointment of auditors is being presented to the stockholders for ratification at the Meeting. While ratification by stockholders of this appointment is not required by law or the Company's Articles of Incorporation or By-laws, management believes that such ratification is desirable. In the event this appointment is not ratified by a majority vote of stockholders, the Board of Directors will consider that fact when it appoints independent certified public accountants for the next fiscal year.

      The Board of Directors recommends a vote FOR the proposal to ratify the appointment of Kenneth Leventhal & Company.

                               OTHER MATTERS

      The management of the Company and the Board of Directors know of no matters to be brought before the Meeting other than as set forth above. However, if any other matters are properly presented to the stockholders for action, it is the intention of the proxyholders named in the enclosed proxy to vote at their discretion on all matters on which the shares represented by such proxy are entitled to vote.

                           STOCKHOLDER PROPOSALS

      Any proposal which a stockholder may desire to present to the 1995 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company prior to December 2, 1994.

                                  BY ORDER OF THE BOARD OF DIRECTORS





                                  Richard R. Conte
                                  Chairman of the Board
                                  and Chief Executive Officer




Dated:  April 20, 1994

                     This Proxy is Solicited by the Board of Directors
                         of RYMAC Mortgage Investment Corporation


                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 25, 1994

     The undersigned hereby appoints Richard R. Conte and Ronald L. Temple, or either of them acting in the absence of the other, as proxies or proxy for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of RYMAC Mortgage Investment Corporation to be held at the Embassy Suites Hotel, 550 Cherrington Parkway, Coraopolis, Pennsylvania 15108 on May 25, 1994, at 10:00 a.m. Eastern Daylight Time, and any, adjournments or postponements thereof, and to vote, as designated below, all the shares of Common Stock of RYMAC Mortgage Investment Corporation held of record by the undersigned at the close of business on April 8, 1994, with all the powers the undersigned would possess if he or she were personally present at the Meeting. In their discretion, the proxies are hereby authorized to vote upon such other business as properly may come before the Meeting and any adjournments or postponements thereof.

      Please specify your choice by clearly marking the appropriate box. Unless otherwise specified, this proxy will be voted FOR Proposals 1 and 2.

      The Board of Directors recommends a vote FOR Proposal 1.
1.    Election of Directors:

      [ ] For Nominees: Edward S. Babbitt, Jr.        [ ] Withhold
                        Joseph P. Berghold
                        Spencer B. Burke
                        James C. Chaplin IV
                        Richard R. Conte
                        Malcolm M. Prine
                        Ronald L. Temple
                        Hay Walker IV

      For the Nominees, except as indicated:

      _____________________________________

__________________________________________________________________________

      The Board of Directors recommends a vote FOR Proposal 2.

2.    Ratification of Appointment of Independent Certified Public Accountants

      [ ] FOR Ratification

      [ ] AGAINST Ratification

      [ ] ABSTAIN



                              (Please sign on the other side)


(REVERSE SIDE OF CARD)



THIS PROXY MUST BE SIGNED EXACTLY AS NAME(S) APPEARS HEREON. IF SHARES ARE HELD JOINTLY, EACH STOCKHOLDER NAMED SHOULD SIGN.

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ON THE LEFT AND RETURN IN THE ENCLOSED ENVELOPE PROMPTLY. IF ACTING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER.

                                    Dated:     ____________________

                                    Signature: ____________________

                                    Signature: ____________________